SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 1, 2026

AI Era Corp.

(Exact name of registrant as specified in its charter)

Nevada	000-55979	37-1740351
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

144 Main Street, Mt. Kisco, NY	10549
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (917) 336-2398

______________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      [ ]

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Chief Executive Officer

On March 1, 2026, the Board of Directors (the “Board”) of AI Era Corp. (the “Company”) accepted the resignation of Chiyuan Deng (also known as Fred Deng) as Chief Executive Officer of the Company, effective as of the close of business on March 1, 2026.

Mr. Deng’s resignation was not due to any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices. Mr. Deng will continue to serve as President and Chief Financial Officer (or in such other capacity as determined by the Board) and remains a director.

Appointment of New Chief Executive Officer

Effective March 1, 2026, the Board appointed Ahmad Moradi as Chief Executive Officer of the Company, to serve until his successor is appointed or until his earlier resignation or removal. There are no family relationships between Mr. Moradi and any director or executive officer of the Company, and, aside from the below Employment Agreement, there are no transactions involving Mr. Moradi that would require disclosure under Item 404(a) of Regulation S-K.

Mr. Moradi has extensive experience in AI technologies, strategic partnerships, and business development, as evidenced by his background (including but not limited to information available at amoradi.com). Over more than 25 years, Mr. Moradi has held leadership roles including Chairman, President, and/or CEO in the following entities:

•	MAXWELL RAND (FL C Corp): Chairman, President, CEO (1996 MN – 2001 FL; Private, 100% owned by Mr. Moradi);
•	G4 Inc. (FL C Corp): Chairman, President, CEO (1992; Private, 90% owned by Mr. Moradi);
•	NETSTAIRS.COM, INC. (FL C Corp): Chairman, President, CEO (March 2005 – present; Private, 100% owned by Mr. Moradi);
•	VYPA Corporation (FL C Corp): Chairman, Chief Science Officer (March 2005 – present; Private, approximately 650 shareholders);
•	AITV Technologies INC. (Delaware C Corp): Chairman, Interim CEO, Treasurer, Secretary (February 2025 – present; Private, 5 stockholders);
•	INVESTROOM.AI (FL C Corp): Chairman, President, CEO (2021 – present; Private, 100% owned by Mr. Moradi);
•	WEBDOCTOR.AI (FL C Corp): Chairman, President, CEO (2018 – present; Private, 100% owned by Mr. Moradi);
•	MAXWELL RAND of Puerto Rico Inc. (Puerto Rico): Chairman, President, CEO (2018 – present; Private, 100% owned by Mr. Moradi);
•	NETSTAIRS INC. (Puerto Rico): Chairman, President, CEO (2018 – present; Private, 100% owned by Mr. Moradi); and
•	METAXCHNAGE.AI INC. (FL C Corp): Chairman, President, CEO (2018 – present; 38% control, approximately 660 shareholders)

Mr. Moradi currently serves on boards and is engaged with a Nasdaq Private Market-listed company.

2

Employment Agreement with Ahmad Moradi

In connection with Mr. Moradi’s appointment, the Company entered into an Employment Agreement dated March 1, 2026 (the “Employment Agreement”) with Mr. Moradi. The Employment Agreement has an initial three-year term (with automatic one-year renewals unless notice of non-renewal is given 90 days prior) and provides for the following material terms (among others):

•	A one-time sign-on bonus of $500,000 payable in shares of the Company's Common Stock (calculated based on a per-share price of $0.80 to $1.00, mutually agreed at execution).
•	An annual base salary of $144,000 (payable quarterly, at least 50% in cash), plus a $30,000 annual remote work stipend.
•	A grant of 2,000,000 stock options under the Company's 2026 equity incentive plan, vesting over three years (25%/35%/40%) subject to continued employment and performance milestones, with full acceleration upon a change of control or termination without cause.
•	Eligibility for performance-based incentives of up to 1,250,000+ additional shares tied to revenue growth, partnerships, and KPIs (to be set within 90 days).
•	Standard executive benefits and expense reimbursements.
•	Customary restrictive covenants including confidentiality (indefinite), 12-month non-competition and non-solicitation in the AI-driven media and entertainment sector (U.S.-wide), and mutual non-disparagement; excludes pre-existing activities and includes a right of first refusal/acceptance on certain AI media-related opportunities.
•	Severance protections (150% of remaining base salary, full option vesting, benefits continuation, IP royalties, and consulting payments) upon termination without cause, for good reason, or change of control.

The foregoing description of the Employment Agreement is qualified in its entirety by reference to the full text of the Employment Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Appointment of President and Employment Agreement with Chiyuan Deng

Effective March 1, 2026, in connection with the CEO transition and to formalize his ongoing executive role, the Board appointed (or re-designated) Chiyuan Deng as President of the Company.

In connection therewith, the Company entered into an Employment Agreement dated March 1, 2026 (the “Deng Employment Agreement”) with Mr. Deng. The Deng Employment Agreement has an initial three-year term (with automatic one-year renewals unless notice of non-renewal is given 90 days prior) and provides for the following material terms (among others):

•	A one-time sign-on bonus of $300,000 payable in shares of the Company's Common Stock (calculated based on a per-share price of $0.80 to $1.00, mutually agreed at execution).
•	An annual base salary of $144,000 (payable quarterly, at least 50% in cash), plus a $30,000 annual remote work stipend.
•	A grant of 1,500,000 stock options under the Company's equity incentive plan, vesting over three years (25%/35%/40%) subject to continued employment and performance milestones, with full acceleration upon a change of control or termination without cause.
•	Eligibility for performance-based incentives of up to 750,000+ additional shares tied to revenue growth, partnerships, and KPIs (to be set within 90 days).
•	Standard executive benefits and expense reimbursements.
•	Customary restrictive covenants including confidentiality (indefinite), 12-month non-competition and non-solicitation in the AI-driven media and entertainment sector (U.S.-wide), and mutual non-disparagement; excludes pre-existing activities.
•	Severance protections (125% of remaining base salary, full option vesting, benefits continuation, and consulting payments) upon termination without cause, for good reason, or change of control.

The foregoing description of the Deng Employment Agreement is qualified in its entirety by reference to the full text of the Deng Employment Agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

3

Adoption of 2026 Incentive Plan

On March 1, 2026, the Board adopted the AI Era Corp. 2026 Incentive Plan (the “2026 Incentive Plan”), which provides for the grant of stock options, restricted stock, restricted stock units, performance shares, stock appreciation rights, and other equity-based awards to eligible employees, officers, directors, consultants, and other service providers of the Company and its Related Companies. The 2026 Incentive Plan reserves a maximum of 10,000,000 shares of Common Stock for issuance thereunder (subject to adjustment as provided in the Plan). The adoption of the 2026 Incentive Plan is intended to support the Company’s executive and employee compensation arrangements (including those referenced in the Moradi Employment Agreement and Deng Employment Agreement), future hiring, and long-term growth objectives while managing dilution consistent with best practices for micro-cap public companies.

The foregoing description of the 2026 Incentive Plan is qualified in its entirety by reference to the full text of the 2026 Incentive Plan, which is filed as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

`

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Employment Agreement dated March 1, 2026, between AI Era Corp. and Ahmad Moradi
10.2	Employment Agreement dated March 1, 2026, between AI Era Corp. and Chiyuan Deng
10.3	AI Era Corp. 2026 Equity Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AI Era Corp.

/s/ Chiyuan Deng

Chiyuan Deng

President

Date: March 2, 2026

5